EXHIBIT 10.45

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT
AGREEMENT DATED MAY 31, 2001

        This amendment modifies the Amended and Restated Employment Agreement Dated May 31, 2001, between Saks Incorporated and R. Brad Martin ("Executive").

        Section 3(l) of the Agreement is deleted in its entirety. This amendment is effective as of February 2., 2002.

                                                                        SAKS INCORPORATED

                                                                        By:__________________
                                                                                James A. Coggin
                                                                                President

___________________________
R. Brad Martin
Executive